Exhibit (a) under Form N-1A

                                            Exhibit 3(i) under Item 601/Reg. S-K



                       AGREEMENT AND DECLARATION OF TRUST

                                       of

                         BBH U.S. MONEY MARKET PORTFOLIO

                           A Delaware Statutory Trust

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page





Article I Name and Definitions.................................................3
------------------------------
   Section 1.      Name........................................................3
   ----------      ----
   Section 2.      Registered Agent and Registered Office; Principal Place
                   of Business.................................................3
   ----------      -------
   Section 3.      Definitions.................................................3
   ----------      -----------
            (a) 1940 Act.......................................................4
            ------------
            (b) Affiliate......................................................4
            -------------
            (c) Board of Trustees..............................................4
            ---------------------
            (d) Book Capital Account...........................................4
            ------------------------
            (e) By-Laws........................................................4
            -----------
            (f) Certificate of Trust...........................................4
            ------------------------
            (g) Code 4
            --------
            (h) Commission.....................................................4
            --------------
            (i) DSTA 4
            --------
            (j) Declaration of Trust...........................................4
            ------------------------
            (k) Holders........................................................4
            -----------
            (l) Institutional Investor(s)......................................4
            -----------------------------
            (m) Interest(s)....................................................4
            ---------------
            (n) Interested Person..............................................5
            ---------------------
            (o) Investment Adviser and Administrator...........................5
            ----------------------------------------
            (p) Person.........................................................5
            ----------
            (q) Redemption.....................................................5
            --------------
            (r) Trust..........................................................5
            ---------
            (s) Trust Property.................................................5
            ------------------
            (t) Trustee........................................................5
            -----------
Article II Purpose of Trust....................................................5
---------------------------
Article III Interests..........................................................8
---------------------
    Section 1.      Interests..................................................8
    ----------      ---------
    Section 2.      Non Transferability........................................8
    ----------      -------------------
    Section 3.      Register of Interests......................................8
    ----------      ---------------------
Article IV Increases, Decreases And Redemptions of Interests...................9
------------------------------------------------------------
Article V Determination of Book Capital Account Balances and Distributions.....9
--------------------------------------------------------------------------
    Section 1.      Book Capital Account Balances..............................9
    ----------      -----------------------------
    Section 2.      Allocations and Distributions to Holders...................9
    ----------      ----------------------------------------
    Section 3.      Power of Board of Trustees to Change Provisions Relating
                     to Interests.............................................10

Article VI The Board of Trustees..............................................10
--------------------------------
    Section 1.      Number, Election and Tenure...............................10
    ----------      ---------------------------
    Section 2.    Effect of Death, Resignation, Removal, etc. of a Trustee....11
    ----------      --------------------------------------------------------
    Section 3.      Powers....................................................11
    ----------      ------
    Section 4.      Payment of Fees and Expenses by the Trust.................12
    ----------      -----------------------------------------
    Section 5.      Payment of Fees and Expenses by Holders...................12
    ----------      ---------------------------------------
    Section 6.      Ownership of Trust Property...............................12
    ----------      ---------------------------
    Section 7.      Service Contracts.........................................12
    ----------      ------------------
    Section 8.      Compensation..............................................14
    ----------      ------------
Article VII Holders' Voting Powers and Meetings...............................14
-----------------------------------------------
    Section 1.      Voting Powers.............................................14
    ----------      -------------
    Section 2.      Meetings..................................................14
    ----------      --------
    Section 3.      Quorum and Required Vote..................................14
    ----------      ------------------------
    Section 4.      Holder Action by Written Consent without a Meeting........15
    ----------      --------------------------------------------------
    Section 5.      Record Dates..............................................15
    ----------      ------------
    Section 6.      Additional Provisions.....................................15
    ----------      ---------------------
Article VIII Limitation of Liability; Indemnification.........................16
-----------------------------------------------------
    Section 1.      Trustees, Holders, etc. Not Personally Liable.............16
    ----------      ---------------------------------------------
    Section 2.      Officers and Trustees' Good Faith Action, Expert Advice,
                    No Bond or Surety.........................................16
    ----------      -----------------------
    Section 3.      Indemnification of Holders................................17
    ----------      --------------------------
   Section 4.      Indemnification of Trustees, Officers, etc.................17
   ----------      ------------------------------------------
   Section 5.      Compromise Payment.........................................18
   ----------      ------------------
   Section 6.      Indemnification Not Exclusive, etc.........................18
   ----------      ----------------------------------
   Section 7.      Insurance..................................................19
   ----------      ---------
   Section 8.      Liability of Third Persons Dealing with Trustees...........19
   ----------      ------------------------------------------------
   Section 9.      Derivative Actions.........................................19
         ----------      ------------------
Article IX Miscellaneous......................................................19
------------------------
     Section 1.      Dissolution and Liquidation of Trust.....................19
     ----------      ------------------------------------
     Section 2.      Merger and Consolidation; Conversion.....................20
     ----------      -------------------------------------
     Section 3.      Reorganization...........................................20
     ----------      --------------
     Section 4.      Amendments...............................................21
     ----------      ----------
     Section 5.      Filing of Copies, References, Headings...................21
     ----------      --------------------------------------
     Section 6.      Applicable Law...........................................21
     ----------      --------------
     Section 7.      Provisions in Conflict with Law or Regulations...........22
     ----------      ---------------------------------------------
     Section 8.      Statutory Trust Only.....................................22
     ----------      --------------------
     Section 9.      Use of the Name BBH......................................22
     ----------      -------------------

                        AGREEMENT AND DECLARATION OF TRUST

                                       OF

                         BBH U.S. MONEY MARKET PORTFOLIO

AGREEMENT AND DECLARATION OF TRUST made as of this 28th day of October , 2005, by the Trustees hereunder, and by the Holders of beneficial interest to be issued hereunder as hereinafter provided. This Agreement and Declaration of Trust shall be effective upon the filing of the Certificate of Trust in the office of the Secretary of State of the State of Delaware.

                              W I T N E S S E T H:

WHEREAS this Trust has been formed to carry on the business of an investment company; and

         WHEREAS the Trustees have agreed to manage all property contributed to the Trust by the Holders of Interests in the Trust as trustees of a Delaware statutory trust in accordance with the provisions of the Delaware Statutory Trust Act (12 Del. C. ss.3801, et seq.), as from time to time amended and including any successor statute of similar import (the "DSTA"), and the provisions hereinafter set forth.

         NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the Holders from time to time of interest in this Trust created hereunder as hereinafter set forth.

I.

                              Name and Definitions

A. Name. This Trust shall be known as BBH U. S. Money Market Portfolio and the Trustees shall conduct the business of the Trust under that name, or any other name as they may from time to time determine.

B.       Registered Agent and Registered Office; Principal Place of Business.

1. Registered Agent and Registered Office. The name of the registered agent of the Trust and the address of the registered office of the Trust are as set forth on the Certificate of Trust.

2. Principal Place of Business. The principal place of business of the Trust is 40 Water Street, Boston, MA 02109 or such other location within or outside of the State of Delaware as the Board of Trustees may determine from time to time.

C. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

1. "1940 Act" shall mean the Investment Company Act of 1940 and the rules and regulations thereunder, all as adopted or amended from time to time;

2. "Affiliate" shall have the meaning given to it in Section 2(a)(3) of the 1940 Act when used with reference to a specified Person;

3. "Board of Trustees" shall mean the governing body of the Trust, which is comprised of the Trustees of the Trust;

4. "Book Capital Account" shall mean, for any Holder at any time, the Book Capital Account of the Holder for such day, determined in accordance with Article V, Section 1;

5. "By-Laws" shall mean the By-Laws of the Trust, as amended from time to time in accordance with Article IX of the By-Laws, and incorporated herein by reference;

6. "Certificate of Trust" shall mean the certificate of trust filed with the Office of the Secretary of State of the State of Delaware as required under the DSTA to form the Trust;

7. "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder;

8. "Commission" shall have the meaning given it in Section 2(a)(7) of the 1940 Act;

9. "DSTA" shall mean the Delaware Statutory Trust Act (12 Del. C. ss.3801, et seq.), as amended from time to time;

10. "Declaration of Trust" shall mean this Agreement and Declaration of Trust, as amended or restated from time to time;

11. "Holders" shall mean as of any particular time all holders of record of Interests in the Trust;

12. "Institutional Investor(s)" shall mean any regulated investment company, segregated asset account, foreign investment company, common trust fund, group trust or other investment arrangement, whether organized within or without the United States of America, other than an individual, S corporation, partnership or grantor trust beneficially owned by any individual, S corporation or partnership.

13. "Interest(s)" shall mean the interest of a Holder in the Trust, including all rights, powers and privileges accorded to Holders by this Declaration, which interest may be expressed as a percentage, determined by calculating, at such times and on such basis as the Trustees shall from time to time determine, the ratio of each Holder's Book Capital Account balance to the total of all Holders' Book Capital Account balances. Reference herein to a specified percentage of, or fraction of, Interests, means Holders whose combined Book Capital Account balances represent such specified percentage or fraction of the combined Book Capital Account balances of all, or a specified group of, Holders.

14. "Interested Person" shall have the meaning given it in Section 2(a)(19) of the 1940 Act;

15. "Investment Adviser and Administrator" or "Adviser" shall mean a party furnishing services to the Trust pursuant to any contract described in
         Article VI, Section 7(a) hereof;

16. "Person" shall include a natural person, partnership, limited partnership, trust, estate, association, corporation, custodian, nominee or any other individual or entity in its own or any representative capacity;

17. "Redemption" shall mean the complete withdrawal of an Interest of a Holder the result of which is to reduce the Book Capital Account balance of that Holder to zero, and the term "redeem" shall mean to effect a Redemption.

18. "Trust" shall refer to the Delaware statutory trust established by this Declaration of Trust, as amended from time to time;

19. "Trust Property" shall mean any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust; and

20. "Trustee" or "Trustees" shall refer to each signatory to this Declaration of Trust as a trustee, so long as such signatory continues in office in accordance with the terms hereof, and all other Persons who may, from time to time, be duly elected or appointed, qualified and serving on the Board of Trustees in accordance with the provisions hereof. Reference herein to a Trustee or the Trustees shall refer to such Person or Persons in their capacity as trustees hereunder.

II.

                                Purpose of Trust

         The purpose of the Trust is to conduct, operate and carry on the business of a registered management investment company registered under the 1940 Act through investing primarily in securities and, in addition to any authority given by law, to exercise all of the powers and to do any and all of the things as fully and to the same extent as any private corporation organized for profit under the general corporation law of the State of Delaware, now or hereafter in force, including, without limitation, the following powers:

1. To invest and reinvest cash, to hold cash uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, mortgage, transfer, exchange, distribute, write options on, lend or otherwise deal in or dispose of contracts for the future acquisition or delivery of fixed income or other securities, and securities or property of every nature and kind, including, without limitation, all types of bonds, debentures, stocks, preferred stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, and other securities of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including, without limitation, states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, any foreign government or any political subdivision of the U.S. Government or any foreign government, or any international instrumentality, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in "when issued" contracts for any such securities, and to change the investments of the assets of the Trust;

2. To exercise any and all rights, powers and privileges with reference to or incident to ownership or interest, use and enjoyment of any of such securities and other instruments or property of every kind and description, including, but without limitation, the right, power and privilege to own, vote, hold, purchase, sell, negotiate, assign, exchange, lend, transfer, mortgage, hypothecate, lease, pledge or write options with respect to or otherwise deal with, dispose of, use, exercise or enjoy any rights, title, interest, powers or privileges under or with reference to any of such securities and other instruments or property, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons, to exercise any of said rights, powers, and privileges in respect of any of said instruments, and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any of such securities and other instruments or property;

3. To sell, exchange, lend, pledge, mortgage, hypothecate, lease or write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust, subject to any requirements of the 1940 Act;

4. To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

5. To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

6. To hold any security or property in a form not indicating that it is trust property, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or subcustodian or a nominee or nominees or otherwise or to authorize the custodian or a subcustodian or a nominee or nominees to deposit the same in a securities depository;

7. To consent to, or participate in, any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

8. To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

9. To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

10. To enter into joint ventures, general or limited partnerships and any other combinations or associations;

11. To endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof;

12. To purchase and pay for entirely out of Trust Property such insurance as the Trustees may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Holders, Trustees, officers, employees, agents, Investment Advisers, placement agent, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Interests, holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, Investment Adviser, Principal Underwriter, or independent contractor, to the fullest extent permitted by this Declaration of Trust, the Bylaws and by applicable law;

13. To adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

14. To purchase or otherwise acquire, own, hold, sell, negotiate, exchange, assign, transfer, mortgage, pledge or otherwise deal with, dispose of, use, exercise or enjoy, property of all kinds;

15. To buy, sell, mortgage, encumber, hold, own, exchange, rent or otherwise acquire and dispose of, and to develop, improve, manage, subdivide, and generally to deal and trade in real property, improved and unimproved, and wheresoever situated; and to build, erect, construct, alter and maintain buildings, structures, and other improvements on real property;

16. To borrow or raise moneys for any of the purposes of the Trust, and to mortgage or pledge the whole or any part of the property and franchises of the Trust, real, personal, and mixed, tangible or intangible, and wheresoever situated;

17. To enter into, make and perform contracts and undertakings of every kind for any lawful purpose, without limit as to amount; and

18. To issue, purchase, sell and transfer, reacquire, hold, trade and deal in Interests, bonds, debentures and other securities, instruments or other property of the Trust, from time to time, to such extent as the Board of Trustees shall, consistent with the provisions of this Declaration of Trust, determine; and to repurchase, re-acquire and redeem, from time to time, its Interests or, if any, its bonds, debentures and other securities.

         The Trust shall not be limited to investing in obligations maturing before the possible dissolution of the Trust. The Trust shall not in any way be bound or limited by any present or future law or custom in regard to investment by fiduciaries. Neither the Trust nor the Trustees shall be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

         The foregoing clauses shall each be construed as purposes, objects and powers, and it is hereby expressly provided that the foregoing enumeration of specific purposes, objects and powers shall not be held to limit or restrict in any manner the powers of the Trust, and that they are in furtherance of, and in addition to, and not in limitation of, the general powers conferred upon the Trust by the DSTA and the other laws of the State of Delaware or otherwise; nor shall the enumeration of one thing be deemed to exclude another, although it be of like nature, not expressed.

III.

                                    Interests

A. Interests. The beneficial interest in the Trust Property shall consist of non-transferable Interests. The Interests shall be personal property giving only the rights in this Declaration of Trust specifically set forth. The value of an Interest shall be equal to the Book Capital Account balance of the Holder of the Interest.

B. Non Transferability. A Holder may not transfer, sell or exchange its Interest.

C. Register of Interests. A register shall be kept at the Trust under the direction of the Trustees which shall contain the name, address and Book Capital Account balance of each Holder. Such register shall be conclusive as to the identity of the Holders. No Holder shall be entitled to receive payment of any distribution, nor to have notice given to it as herein provided, until it has given its address to such officer or agent of the Trust as is keeping such register for entry thereon.

IV.

                Increases, Decreases And Redemptions of Interests

         Subject to applicable law, to the provisions of this Declaration of Trust and to such restrictions as may from time to time be adopted by the Trustees, each Holder shall have the right to vary its investment in the Trust at any time without limitation by increasing (through a capital contribution) or decreasing (through a capital withdrawal) or by a Redemption of its Interest. An increase in the investment of a Holder in the Trust shall be reflected as an increase in the Book Capital Account balance of that Holder and a decrease in the investment of a Holder in the Trust or the Redemption of the Interest of a Holder shall be reflected as a decrease in the Book Capital Account balance of that Holder. The Trust shall, upon appropriate and adequate notice from any Holder increase, decrease or redeem such Holder's Interest for an amount determined by the application of a formula adopted for such purpose by resolution of the Trustees; provided that (a) the amount received by the Holder upon any such decrease or Redemption shall not exceed the decrease in the Holder's Book Capital Account balance effected by such decrease or Redemption of its Interest, and (b) if so authorized by the Trustees, the Trust may, at any time and from time to time, charge fees for effecting any such decrease or Redemption, at such rates as the Trustees may establish, and may, at any time and from time to time, suspend such right of decrease or Redemption. The procedures for effecting decreases or Redemptions shall be as determined by the Trustees from time to time.

V.

                      Determination of Book Capital Account
                           Balances and Distributions

A. Book Capital Account Balances. The Book Capital Account balance of each Holder shall be determined on such days and at such time or times as the Trustees may determine. The Trustees shall adopt resolutions setting forth the method of determining the Book Capital Account balance of each Holder. The power and duty to make calculations pursuant to such resolutions may be delegated by the Trustees to the Investment Adviser and Administrator, custodian, or such other Person as the Trustees may determine. Upon the Redemption of an Interest, the Holder of that Interest shall be entitled to receive the balance of its Book Capital Account. A Holder may not transfer, sell or exchange its Book Capital Account balance.

B. Allocations and Distributions to Holders. The Trustees shall, in compliance with the Code, the 1940 Act and generally accepted accounting principles, establish the procedures by which the Trust shall make (i) the allocation of unrealized gains and losses, taxable income and tax loss, and profit and loss, or any item or items thereof, to each Holder, (ii) the payment of distributions, if any, to Holders, and (iii) upon liquidation, the final distribution of items of taxable income and expense. Such procedures shall be set forth in writing and be furnished to the Trust's accountants. The Trustees may amend the procedures adopted pursuant to this Section 2 from time to time. The Trustees may retain from the net profits such amount as they may deem necessary to pay the liabilities and expenses of the Trust, to meet obligations of the Trust, and as they may deem desirable to use in the conduct of the affairs of the Trust or to retain for future requirements or extensions of the business.

C. Power of Board of Trustees to Change Provisions Relating to Interests. Notwithstanding any other provisions of this Declaration of Trust and without limiting the power of the Board of Trustees to amend this Declaration of Trust or the Certificate of Trust as provided elsewhere herein, the Board of Trustees shall have the power to amend this Declaration of Trust, or the Certificate of Trust, at any time and from time to time, in such manner as the Board of Trustees may determine in its sole discretion, without the need for Holder action, so as to add to, delete, replace or otherwise modify any provisions relating to the Interests contained in this Declaration of Trust, provided that Holder approval is not otherwise required by the 1940 Act or other applicable law.

         The Board of Trustees shall have the power, in its discretion, to make such elections as to the tax status of the Trust as may be permitted or required under the Code as presently in effect or as amended, without the vote of any Holder.

VI.

                              The Board of Trustees

A. Number, Election and Tenure. The number of Trustees constituting the Board of Trustees may be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Board of Trustees, provided, however, that the number of Trustees shall in no event be less than one (1) nor more than twenty (20). The Board of Trustees, by action of a majority of the then Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees. The Board of Trustees, by action of a two-thirds of the then Trustees at a duly constituted meeting, may remove any trustee with or without cause. The Holders may elect Trustees, including filling any vacancies in the Board of Trustees, at any meeting of Holders called by the Board of Trustees for that purpose. A meeting of Holders for the purpose of electing one or more Trustees may be called by the Board of Trustees or, to the extent provided by the 1940 Act and the rules and regulations thereunder, by the Holders. Holders shall have the power to remove a Trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder.

         Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner than any of such events, until the next meeting of Holders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Any Trustee may resign at any time by written instrument signed by him or her and delivered to any officer of the Trust or to a meeting of the Board of Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some later time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following any such event or any right to damages on account of such events or any actions taken in connection therewith following his or her resignation or removal.

B. Effect of Death, Resignation, Removal, etc. of a Trustee. The death, declination, resignation, retirement, removal, declaration as bankrupt or incapacity of one or more Trustees, but not all of them, shall not operate to dissolve the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled as provided in the By-Laws, the Trustee(s) in office, regardless of the number, shall have all the powers granted to the Board of Trustees and shall discharge all the duties imposed upon the Board of Trustees by this Declaration of Trust.

C. Powers. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Board of Trustees, and such Board of Trustees shall have all powers necessary or convenient to carry out that responsibility, including, without limitation, the power to engage in securities or other transactions of all kinds on behalf of the Trust. The Board of Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that it may consider necessary or appropriate in connection with the administration of the Trust. The Trustees shall not be bound or limited by present or future laws or customs with regard to investment by trustees or fiduciaries, but, subject to the other provisions of the Declaration of Trust and By-Laws, shall have full authority and absolute power and control over the assets of the Trust and the business of the Trust to the same extent as if the Trustees were the sole owners of the assets of the Trust and the business in their own right, including such authority, power and control to do all acts and things as they, in their sole discretion, shall deem proper to accomplish the purposes of this Trust. Without limiting the foregoing, the Trustees may: (1) adopt, amend and repeal By-Laws not inconsistent with this Declaration of Trust providing for the regulation and management of the affairs of the Trust; (2) fill vacancies in or remove from their number in accordance with this Declaration of Trust or the By-Laws, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate; (3) to delegate such authority as they consider desirable to a committee or committees comprised of Trustees or any officers or agents of the Trust including, without limitation, an Executive Committee; (4) employ one or more custodians of the Trust Property and may authorize such custodians to employ subcustodians and to deposit all or any part of such Trust Property in a system or systems for the central handling of securities or with a Federal Reserve Bank; (5) retain a dividend disbursing agent, or administrative services agent, fund accountant, or all of them; (6) provide for the issuance and distribution of Interests by the Trust directly or through one or more placement agents otherwise; (7) retain one or more Adviser(s); (8) redeem, repurchase and transfer Interests pursuant to applicable law; (9) set record dates for the determination of Holders with respect to various matters, in the manner provided in Article VII, Section 5 of this Declaration of Trust; (10) declare and pay dividends and distributions to Holders from the Trust Property; and (11) in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Board of Trustees and to any agent or employee of the Trust or to any such custodian, administrator, dividend disbursing or placement agent, fund accountant, legal counsel, independent auditors for the Trust, placement agent or Adviser. The powers of the Board of Trustees set forth in this Section 3 are without prejudice to any other powers of the Board of Trustees set forth in this Declaration of Trust and By-Laws. Any determination as to what is in the best interests of the Trust made by the Board of Trustees in good faith shall be conclusive.

         In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees. Unless otherwise specified herein or required by law, any action by the Board of Trustees shall be deemed effective if approved or taken by a majority of the Trustees then in office.

         The Trustees shall devote to the affairs of the Trust such time as may be necessary for the proper performance of their duties hereunder, but neither the Trustees nor the officers, directors, shareholders or partners of the Trustees, shall be expected to devote their full time to the performance of such duties. The Trustees, or any Affiliate shareholder, officer, director, partner or employee thereof, or any Person owning a legal or beneficial interest therein, may engage in or possess an interest in any other business or venture of any nature and description, independently or with or for the account of others.

D. Payment of Fees and Expenses by the Trust. The Board of Trustees is authorized to pay or cause to be paid out of the principal or income of the Trust, or partly out of the principal and partly out of the income of the Trust, all expenses, fees, charges, taxes and liabilities incurred by or arising in connection with the maintenance or operation of the Trust, or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses, fees, charges, taxes and liabilities for the services of the Trust's officers, employees, Investment Adviser and Administrator, placement agent, sub-administrator, fund accountant, auditors, counsel, custodian, sub-custodian (if any), dividend disbursing agent, and such other agents or independent contractors and such other expenses, fees, charges, taxes and liabilities as the Board of Trustees may deem necessary or proper to incur.

E. Payment of Fees and Expenses by Holders. The Board of Trustees shall have the power, as frequently as it may determine, to cause each Holder of the Trust, to pay directly, in advance or arrears, for charges of the Trust's custodian or, dividend disbursing, fund accounting, or similar agent, an amount fixed from time to time by the Board of Trustees, by setting off such charges due from such Holder from declared but unpaid dividends or distributions owed such Holder and/or by reducing the number of Interests in the account of such Holder by that number of full and/or fractional Interests which represents the outstanding amount of such charges due from such Holder.

F. Ownership of Trust Property. Legal title to all of the Trust Property shall at all times be considered to be vested in the Trust, except that the Board of Trustees shall have the power to cause legal title to any Trust Property to be held by or in the name of any Person as nominee, on such terms as the Board of Trustees may determine, in accordance with applicable law.

G.                         Service Contracts.

1. Subject to such requirements and restrictions as may be set forth in the By-Laws and/or the 1940 Act, the Board of Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory,
     management   and/or   administrative   services  for  the  Trust  with  any
     corporation, trust, association or other organization, including any Affiliate; and any such contract may contain such other terms as the Board of Trustees may determine, including without limitation, authority for the Investment Adviser and Administrator to determine from time to time without prior consultation with the Board of Trustees what securities and other instruments or property shall be purchased or otherwise acquired, owned, held, invested or reinvested in, sold, exchanged, transferred, mortgaged, pledged, assigned, negotiated, or otherwise dealt with or disposed of, and what portion, if any, of the Trust Property shall be held uninvested and to make changes in the Trust's investments, or such other activities as may specifically be delegated to such party.

2. The Board of Trustees may also, at any time and from time to time, contract with any corporation, trust, association or other organization, including any Affiliate, appointing it or them as the exclusive or nonexclusive distributor or placement agent for the Interests of the Trust or for other securities to be issued by the Trust, or appointing it or them to act as the custodian, dividend disbursing agent, or fund accountant, for the Trust.

3. The Board of Trustees is further empowered, at any time and from time to time, to contract with any Persons to provide such other services to the Trust, as the Board of Trustees determines to be in the best interests of the Trust.

4.   The fact that:

(1) any of the Holders, Trustees, employees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, Adviser, Principal Underwriter, distributor, or Affiliate or agent of or for any corporation, trust, association, or other organization, or for any parent or Affiliate of any organization with which an Adviser's, management or administration contract, or placement agent's or distributor's contract, or custodian, dividend disbursing, fund accounting, or other type of service contract may have been or may hereafter be made, or that any such organization, or any parent or Affiliate thereof, is a Holder or has an interest in the Trust, or that

(2) any corporation, trust, association or other organization with which an Adviser's, management or administration contract or placements agent's or distributor's contract, or custodian, dividend disbursing, fund accounting, or other type of service contract may have been or may hereafter be made also has an Adviser's, management or administration contract, or placement agent's or distributor's contract, or custodian, dividend disbursing, or other service contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Holder, Trustee, employee or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust or its Holders, provided that the establishment of and performance under each such contract is permissible under the provisions of the 1940 Act.

H. Compensation. Except as set forth in the last sentence of this Section 8, the Board of Trustees may, from time to time, fix a reasonable amount of compensation to be paid by the Trust to the Trustees and officers of the Trust. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

VII.

                       Holders' Voting Powers and Meetings

A. Voting Powers. The Holders shall have power to vote only (i) for the election of Trustees, including the filling of any vacancies in the Board of Trustees, as provided in Article VI, Section 1; (ii) with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust, the By-Laws, the 1940 Act or any registration statement of the Trust filed with the Commission; and (iii) on such other matters as the Board of Trustees may consider necessary or desirable. The Holder of record (as of the record date established pursuant to Section 5 of this Article VII) of each Interest shall be entitled to one vote for each full Interest, and a fractional vote for each fractional Interest. Holders shall not be entitled to cumulative voting in the election of Trustees or on any other matter. Interests may be voted in person or by proxy.

B. Meetings. Meetings of the Holders may be called by the Board of Trustees for the purpose of electing Trustees as provided in Article VI, Section 1 and for such other purposes as may be prescribed by law, by this Declaration of Trust or by the By-Laws. Meetings of the Holders may also be called by the Board of Trustees from time to time for the purpose of taking action upon any other matter deemed by the Board of Trustees to be necessary or desirable.

C. Quorum and Required Vote. Except when a larger quorum is required by applicable law, by the By-Laws or by this Declaration of Trust, thirty-three and one-third percent (33-1/3%) of the Interests present in person or represented by proxy and entitled to vote at a Holders' meeting shall constitute a quorum at such meeting. Subject to the provisions of Article IX, Section 3 and any other provision of this Declaration of Trust, the By-Laws or applicable law which requires a different vote: (1) in all matters other than the election of Trustees, the affirmative vote of the majority of votes cast at a Holders' meeting at which a quorum is present shall be the act of the Holders; (2) Trustees shall be elected by a plurality of the votes cast at a Holders' meeting at which a quorum is present.

         At any meeting of shareholders of the Trust, an Eligible Institution (as that term may from time to time be defined in the applicable then-current prospectus) may vote any Shares as to which such Eligible Institution is the holder or agent of record and which are not otherwise represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all Shares otherwise represented at the meeting in person or by proxy as to which such Eligible Institution is the holder or agent of record. Any Shares so voted by an Eligible Institution will be deemed represented at the meeting for all purposes, including quorum purposes.

D. Holder Action by Written Consent without a Meeting. Any action which may be taken at any meeting of Holders may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the Holders having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all Interests entitled to vote on that action were present and voted. All such consents shall be filed with the secretary of the Trust and shall be maintained in the Trust's records. Any Holder giving a written consent or the Holder's proxy holders or a personal representative of the Holder or its respective proxy-holder may revoke the consent by a writing received by the secretary of the Trust before written consents of the number of Interests required to authorize the proposed action have been filed with the secretary.

         If the consents of all Holders entitled to vote have not been solicited in writing and if the unanimous written consent of all such Holders shall not have been received, the secretary shall give prompt notice of the action taken without a meeting to such Holders. This notice shall be given in the manner specified in the By-Laws.

E. Record Dates. For purposes of determining the Holders entitled to notice of any meeting or to vote or entitled to give consent to action without a meeting, the Board of Trustees may fix in advance a record date which shall not be more than one hundred eighty (180) days nor less than seven (7) days before the date of any such meeting.

         If the Board of Trustees does not so fix a record date:

1. The record date for determining Holders entitled to notice of or to vote at a meeting of Holders shall be at the close of business on the business day before the notice is given or, if notice is waived, at the close of business on the business day which is five (5) business days before the day on which the meeting is held.

2. The record date for determining Holders entitled to give consent to action in writing without a meeting, (i) when no prior action by the Board of Trustees has been taken, shall be the day on which the first written consent is given, or (ii) when prior action of the Board of Trustees has been taken, shall be at the close of business on the day on which the Board of Trustees adopts the resolution taking such prior action.

         For the purpose of determining the Holders who are entitled to receive payment of any dividend or of any other distribution, the Board of Trustees may from time to time fix a date, which shall be before the date for the payment of such dividend or such other distribution, as the record date for determining the Holders having the right to receive such dividend or distribution.

F. Additional Provisions. The By-Laws may include further provisions for Holders' votes, meetings and related matters.

VIII.

                    Limitation of Liability; Indemnification

A. Trustees, Holders, etc. Not Personally Liable. The Trustees, officers, employees and agents of the Trust, in incurring any debts, liabilities or obligations, or in limiting or omitting any other actions for or in connection with the Trust, are or shall be deemed to be acting as Trustees, officers, employees or agents of the Trust and not in their own capacities. No Holder shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other Person or Persons in connection with the assets or the affairs of the Trust, and subject to Sections 3 and 5 of this Article VIII, no Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever in tort, contract, or otherwise, to any other Person or Persons in connection with the assets or affairs of the Trust, save only that arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or the discharge of his or her duties. The Trust shall be solely liable for any and all debts, claims, demands, judgments, decrees, liabilities or obligations of any and every kind, against or with respect to the Trust in tort, contract or otherwise in connection with the assets or the affairs of the Trust, and all Persons dealing with the Trust shall be deemed to have agreed that resort shall be had solely to the Trust Property of the Trust for the payment or performance thereof.

         The Trustees may provide that every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers shall give notice that a Certificate of Trust in respect of the Trust is on file with the Secretary of State of the State of Delaware and may recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustee or Trustees or as officer or officers, and not individually, and that the obligations of any instrument made or issued by the Trustees or by any officer or officers of the Trust are not binding upon any of them or the Holders individually but are binding only upon the assets and property of the Trust. The omission of any statement to such effect from such instrument shall not operate to bind any Trustee or Trustees or officer or officers or Holder or Holders individually.

B. Officers and Trustees' Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. An officer or Trustee shall be liable to the Trust and to any Holder solely for such officer's or Trustee's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of such officer or Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, investment adviser, administrator, distributor, underwriter, custodian or, dividend disbursing agent, or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. In discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by an officer appointed by them, any independent public accountant or auditor, and (with respect to the subject matter of the relevant contract involved) any officer, partner or responsible employee of a contracting party employed by the Trust. The officers and Trustees may obtain the advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as officers or Trustees. No such officer or Trustee shall be liable for any act or omission in accordance with such advice and no inference concerning liability shall arise from a failure to follow such advice. The officers and Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

C. Indemnification of Holders. If any Holder (or former Holder) of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Holder and not because of such Holder's acts or omissions or for some other reason, the Trust (upon proper and timely request by the Holder) may assume the defense against such charge and satisfy any judgment thereon or may reimburse the Holder or former Holder for expenses, and the Holder or former Holder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability.

D. Indemnification of Trustees, Officers, etc. Subject to the limitations, if applicable, hereinafter set forth in this Section 4, the Trust shall indemnify each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representatives, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust; or
(ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office; and (iii) for a criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct,
(ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

         Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any Covered Person as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal. In making any determination regarding any person's entitlement of indemnification hereunder, it shall be presumed that such person is entitled to indemnification, and the Trust shall have the burden of proving the contrary.

E. Compromise Payment. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 4 of this Article VIII, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of a quorum of the Disinterested Trustees or
(ii) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (i) or by independent legal counsel pursuant to clause (ii) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with either of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office.

F. Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any other rights to which any such Covered Person or shareholder may be entitled. As used in this Article VIII, a "disinterested" Person is one against whom none of the actions, suits or other proceedings in question, and no other action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other Persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such Person.

G. Insurance. To the fullest extent permitted by applicable law, the officers and Trustees shall be entitled and have the authority to purchase with Trust Property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which such Person becomes involved by virtue of such Person's capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Person against such liability under the provisions of this Article.

H. Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any actions made or to be made by the Trustees.

I. Derivative Actions. Subject to the requirements set forth in Section 3816 of the DSTA, a Holder or Holders may bring a derivative action on behalf of the Trust only if the Holder or Holders first make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such action is excused. A demand on the Board of Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue. A Trustee shall not be deemed to have a material personal financial interest in an action or otherwise be disqualified from ruling on a Holder demand by virtue of the fact that such Trustee receives remuneration from his service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.

IX.

                                  Miscellaneous

A. Dissolution and Liquidation of Trust. Unless dissolved as provided herein, the Trust shall have perpetual existence. The Trust may be dissolved at any time by vote of a majority of the Interests of the Trust entitled to vote or by the Board of Trustees by written notice to the Holders.

         Upon dissolution of the Trust, the Trustees shall (in accordance with Section 3808 of the DSTA) pay or make reasonable provision to pay all claims and obligations of the Trust, including all contingent, conditional or unmatured claims and obligations known to the Trust, and all claims and obligations which are known to the Trust but for which the identity of the claimant is unknown. If there are sufficient assets held by the Trust, such claims and obligations shall be paid in full and any such provisions for payment shall be made in full. If there are insufficient assets held by the Trust, such claims and obligations shall be paid or provided for according to their priority and, among claims and obligations of equal priority, ratably to the extent of assets available therefor. Any remaining assets (including without limitation, cash, securities or any combination thereof) held by the Trust, shall be distributed to the Holders, ratably according to the number of Interests held by the several Holders on the record date for such dissolution distribution. Upon the winding up of the Trust in accordance with Section 3808 of the DSTA and its termination, any one (1) Trustee shall execute, and cause to be filed, a certificate of cancellation, with the office of the Secretary of State of the State of Delaware in accordance with the provisions of Section 3810 of the DSTA

B.   Merger and Consolidation; Conversion.

1. Merger and Consolidation. Pursuant to an agreement of merger or consolidation, the Trust, may, by act of a majority of the Board of Trustees, merge or consolidate with or into one or more statutory trusts or other business entities formed or organized or existing under the laws of the State of Delaware or any other state or the United States or any foreign country or other foreign jurisdiction. Any such merger or consolidation shall not require the vote of the Holders affected thereby, unless such vote is required by the 1940 Act, or unless such merger or consolidation would result in an amendment of this Declaration of Trust which would otherwise require the approval of such Holders. In accordance with Section 3815(f) of the DSTA, an agreement of merger or consolidation may effect any amendment to this Declaration of Trust or the By-Laws or effect the adoption of a new declaration of trust or by-laws of the Trust if the Trust is the surviving or resulting statutory trust. Upon completion of the merger or consolidation, any one (1) Trustee shall execute and cause to be filed a certificate of merger or consolidation in accordance with
     Section 3815 of the DSTA.

2. Conversion. A majority of the Board of Trustees may, without the vote or consent of the Holders, cause (i) the Trust to convert to an "other business entity" as defined in Section 3801 of the DSTA organized, formed or created under the laws of the State of Delaware as permitted pursuant to
     Section 3821 of the DSTA; (ii) the Interests of the Trust to be converted into beneficial interests in another statutory trust (or series or class thereof) created pursuant to this Section 2 of this Article IX, or (iii) the Interests to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; provided, however, that if required by the 1940 Act, no such statutory conversion or exchange shall be effective unless the terms of such transaction shall first have been approved at a meeting called for that purpose by the "vote of a majority of the outstanding voting securities," as such phrase is defined in the 1940 Act, of the Trust; provided, further, that in all respects not governed by statute or applicable law, the Board of Trustees shall have the power to prescribe the procedure necessary or appropriate to accomplish a sale of assets, merger or consolidation including the power to create one or more separate statutory trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of Interests of the Trust into beneficial interests in such separate statutory trust or trusts (or series or class thereof).

C. Reorganization. A majority of the Board of Trustees may cause the Trust to sell, convey and transfer all or substantially all of the assets of the Trust to another trust, statutory trust, partnership, limited partnership, limited liability company, association or corporation organized under the laws of any state, or to one or more separate series or classes thereof, in exchange for cash, shares or other securities with such transfer either (a) being made subject to, or with the assumption by the transferee of, the liabilities associated with the assets which are so transferred, or (b) not being made subject to, or not with the assumption of, such liabilities; provided, however, that, if required by the 1940 Act, no assets shall be so sold, conveyed or transferred unless the terms of such transaction shall first have been approved at a meeting called for that purpose by the "vote of a majority of the outstanding voting securities," as such phrase is defined in the 1940 Act, of the Trust. Following such sale, conveyance and transfer, the Board of Trustees shall distribute such cash, shares or other securities ratably among the Holders and the Trust shall be dissolved.

D.   Amendments.  Subject  to the  provisions  of the second  paragraph  of this
     Section 4 of this Article IX, this Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by a majority of the then Board of Trustees and, if required, by approval of such amendment by Holders in accordance with Article VII Section 3 hereof. Any such restatement and/or amendment hereto shall be effective immediately upon execution and approval or upon such future date and time as may be stated therein. The Certificate of Trust of the Trust may be restated and/or amended at any time by the Board of Trustees, without Holder approval, to correct any inaccuracy contained therein. Any such restatement and/or amendment of the Certificate of Trust shall be executed by at least one (1) Trustee and shall be effective immediately upon its filing with the office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein.

         Notwithstanding the above, the Board of Trustees expressly reserves the right to amend or repeal any provisions contained in this Declaration of Trust or the Certificate of Trust, in accordance with the provisions of Section 3 of
Article V hereof, and all rights, contractual and otherwise, conferred upon Holders are granted subject to such reservation. The Board of Trustees further expressly reserves the right to amend or repeal any provision of the By-Laws pursuant to Article IX of the By-Laws.

E. Filing of Copies, References, Headings. The original or a copy of this Declaration of Trust and of each restatement and/or amendment hereto shall be kept at the principal executive office of the Trust or at the principal offices of any administrator where the Trust's records are maintained so that it may be inspected by any Holder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such restatements and/or amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such restatements and/or amendments. In this Declaration of Trust and in any such restatements and/or amendments, references to this instrument, and all expressions of similar effect to "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such restatements and/or amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. This instrument may be executed in any number of counterparts, each of which shall be deemed an original.

F. Applicable Law. This Declaration of Trust is created under and is to be governed by and construed and administered according to the laws of the State of Delaware and the applicable provisions of the 1940 Act and the Code. The Trust shall be a Delaware statutory trust pursuant to the DSTA, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a statutory trust.

G.       Provisions in Conflict with Law or Regulations.

1. The provisions of this Declaration of Trust are severable, and if the Board of Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the Code, the DSTA, or with other applicable laws and regulations, the conflicting provision shall be deemed not to have constituted a part of this Declaration of Trust from the time when such provisions became inconsistent with such laws or regulations; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

2. If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

H. Statutory Trust Only. It is the intention of the Trustees to create a statutory trust pursuant to the DSTA, and thereby to create the relationship of trustee and beneficial owners within the meaning of the DSTA between the Trustees and each Holder. It is not the intention of the Trustees to create a general or limited partnership, limited liability company, joint stock association, corporation, bailment, or any form of legal relationship other than a statutory trust pursuant to the DSTA. Nothing in this Declaration of Trust shall be construed to make the Holders, either by themselves or with the Trustees, partners or members of a joint stock association.

I. Use of the Name BBH. The Trust expressly agrees and acknowledges that the name BBH is the sole property of Brown Brothers Harriman & Co. ("BBH & Co."). BBH & Co. has consented to the use by the Trust of the identifying words BBH and has granted to the Trust a non-exclusive license to use such name as part of the name of the Trust. The Trust further expressly agrees and acknowledges that the non-exclusive license granted herein may be terminated by BBH & Co. if the Trust ceases to use BBH & Co. or one of its Affiliates as Investment Adviser or to use other Affiliates or successors of BBH & Co. for such purposes. In such event, the non-exclusive license granted herein may be revoked by BBH & Co. and the Trust shall cease using BBH & Co. as part of its name, unless otherwise consented to by BBH & Co. or any successor to its interests in such name.

         The Trust further understands and agrees that so long as BBH & Co. and/or any future advisory Affiliate of BBH & Co. shall continue to serve as the Trust's Investment Adviser, other mutual funds as may be sponsored or advised by BBH & Co. or its Affiliates shall have the right permanently to adopt and to use the word BBH in their names and in the names of any series or class of shares of such funds.

         IN WITNESS WHEREOF, the Trustees named below do hereby make and enter into this Declaration of Trust as of the 28th day of October, 2005.



/s/ Charles L. Davis Jr.
Charles L. Davis, Jr.

/s/ Judith J. Mackin
Judith J. Mackin